UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 21, 2006
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                Date of Report (Date of earliest event reported):



                            NEW FRONTIER ENERGY, INC.
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               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
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                    (Address of principal executive offices)

                                 (303) 730-9994
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               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     Effective July 21, 2006, New Frontier Energy, Inc. (the "Company") entered into a Purchase Agreement (the "Agreement") with Infinity Oil & Gas of Wyoming, Inc. ("Infinity"), whereby the Company acquired a 15% working interest (13.125% net revenue interest) in 15,049 gross acres in Routt County Colorado. The acreage includes all rights from the surface of the earth to the base of the Mesa Verde Formation. The purchase price for the acreage is $35,966.79.


Item 9.01   Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

     Exhibit No.         Description
     -----------         ------------------------------------------------------
         10.2            Purchase Agreement Dated July 21, 2006
         99.1            Press Release Announcing Purchase issued July 25, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 27, 2006                  NEW FRONTIER ENERGY, INC.

                                 By:  /s/ Les Bates
                                      ---------------------------------------
                                      Treasurer, Chief Accounting and
                                      Financial Officer, Secretary and Director